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As filed with the Securities and Exchange Commission on May 16, 2005

Registration No. 333-122837

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1
to
FORM S-4
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Herbst Gaming, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	7990	88-0446145
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

3440 West Russell Road
Las Vegas, Nevada 89118
(702) 889-7695
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant's Principal Executive Offices)

Edward J. Herbst
Chairman of the Board and Chief Executive Officer
3440 West Russell Road
Las Vegas, Nevada 89118
(702) 889-7695
(Name, Address, Including Zip Code, and
Telephone Number, Including Area Code, of Agent for Service)

COPIES TO:

Peter F. Ziegler, Esq. Gibson, Dunn & Crutcher, LLP 333 South Grand Avenue Los Angeles, California 90071 (213) 229-7159	Sean T. Higgins, Esq. Herbst Gaming, Inc. 3440 West Russell Road Las Vegas, Nevada 89118 (702) 889-7695

        Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

        If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:    ☐

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:    ☐

        If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:    ☒ 333-122837

CALCULATION OF REGISTRATION FEE

Title of Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price per Note(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)

7% Senior Subordinated Notes due 2014	$170,000,000	100%	$170,000,000	$20,009

Guaranties*	—	—	—	(3)

TOTAL	$170,000,000	100%	$170,000,000	$20,009

(1)
Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(f) promulgated under the Securities Act of 1933, as amended.
(2)
This fee was previously paid with the original filing of this Registration Statement.
(3)
No separate consideration will be received for the Guaranties, and therefore no additional registration fee is required.
*
Other Registrants
Exact name of co-registrants as specified in its charter	State or other jurisdiction of organization	Primary Standard Industrial Classification Code Numbers	I.R.S. Employer Identification Number	Address, including zip code and telephone number, of principal executive offices
Cardivan Company	NV	7990	88-0093977	3440 W. Russell Road Las Vegas, NV 89118 (702) 889-7695
Corral Coin, Inc.	NV	7990	88-0102410	3440 W. Russell Road Las Vegas, NV 89118 (702) 889-7695
Corral Country Coin	NV	7990	88-0269476	3440 W. Russell Road Las Vegas, NV 89118 (702) 889-7695
E-T-T Enterprises L.L.C.	NV	7990	88-0380213	3440 W. Russell Road Las Vegas, NV 89118 (702) 889-7695
E-T-T, Inc.	NV	7990	88-0314675	3440 W. Russell Road Las Vegas, NV 89118 (702) 889-7695
Flamingo Paradise Gaming, LLC	NV	7990	88-0446131	3440 W. Russell Road Las Vegas, NV 89118 (702) 889-7695
Market Gaming, Inc.	NV	7990	88-0314674	3440 W. Russell Road Las Vegas, NV 89118 (702) 889-7695
HGI—Lakeside	NV	7990	20-1455429	3440 W. Russell Road Las Vegas, NV 89118 (702) 889-7695
HGI—Mark Twain	NV	7990	20-1455361	3440 W. Russell Road Las Vegas, NV 89118 (702) 889-7695
HGI—St. Jo	NV	7990	20-1455320	3440 W. Russell Road Las Vegas, NV 89118 (702) 889-7695

EXPLANATORY NOTE

        We are filing this Post-Effective Amendment No. 1 pursuant to Rule 462(d) of the Securities Act of 1933, as amended, for the sole purpose of filing additional exhibits to Registration Statement No. 333-122837, and accordingly, it shall become effective immediately upon filing with the Securities and Exchange Commission.

ITEM 21.    Exhibits

EXHIBIT INDEX

Index No.	Description
2.1(4)	Asset Purchase Agreement between Anchor Coin and Herbst Gaming, Inc. and Market Gaming, Inc. and E-T-T, Inc. dated as of November 21, 2002.
2.2(4)	First Amendment to Asset Purchase Agreement by and among Anchor Coin and Herbst Gaming, Inc. and Market Gaming, Inc. and E-T-T, Inc. dated as of January 14, 2003.
2.3(7)	Asset Purchase and Sale Agreement, dated July 20, 2004, made by and between Mark Twain Casino, L.L.C. and Herbst Gaming, Inc.
2.4(7)	Asset Purchase and Sale Agreement, dated July 20, 2004, made by and between St. Joseph Riverboat Partners and Herbst Gaming, Inc.
2.5(7)	Asset Purchase and Sale Agreement, dated July 20, 2004, made by and between Southern Iowa Gaming Company and Herbst Gaming, Inc.
2.6*	Amendment to Asset Purchase and Sale Agreement, made by and between Mark Twain Casino, L.L.C. and Herbst Gaming, Inc. dated as of December 2004.
2.7*	Amendment to Asset Purchase and Sale Agreement, made by and between St. Joseph Riverboat Partners and Herbst Gaming, Inc. dated as of December 2004.
2.8*	Amendment to Asset Purchase and Sale Agreement, made by and between Southern Iowa Gaming Company and Herbst Gaming, Inc. dated as of December 2004.
2.9*	Second Amendment to Asset Purchase and Sale Agreement made by and between Southern Iowa Gaming Company and Herbst Gaming, Inc., dated as of January 25, 2005.
3.1(1)	Articles of Incorporation of Herbst Gaming, Inc.
3.2(2)	By-laws of Herbst Gaming, Inc.
3.3*	Articles of Incorporation of Cardivan Company, as amended.
3.4*	By-laws of Cardivan Company.
3.5*	Articles of Incorporation of Corral Coin, Inc., as amended.
3.6*	By-laws of Corral Coin, Inc.
3.7*	Articles of Incorporation of Corral Country Coin, Inc., as amended.
3.8*	By-laws of Corral Country Coin, Inc.
3.9*	Articles of Organization of E-T-T Enterprises L.L.C.
3.10*	Operating Agreement of E-T-T Enterprises L.L.C.
3.11*	Articles of Incorporation of E-T-T Inc.
3.12*	By-laws of E-T-T, Inc.
3.13*	Articles of Organization of Flamingo Paradise Gaming, LLC
3.14*	Operating Agreement of Flamingo Paradise Gaming, LLC
3.15*	Articles of Incorporation of Market Gaming, Inc., as amended.

3.16*	By-laws of Market Gaming, Inc.
3.17*	Articles of Incorporation of HGI—St. Jo
3.18*	By-laws of HGI—St. Jo
3.19*	Articles of Incorporation of HGI—Mark Twain
3.20*	By-laws of HGI—Mark Twain
3.21*	Articles of Incorporation of HGI—Lakeside
3.22*	By-laws of HGI—Lakeside
4.1(8)	Indenture dated November 22, 2004 by and among Herbst Gaming, Inc., the guarantors identified therein and U.S. Bank National Association, as trustee, relating to 7% Senior Subordinated Notes due 2014.
4.2(8)	Specimen Form of 7% Senior Subordinated Notes due 2014 (included as part of the Indenture at Exhibit 4.1).
4.3(8)	Registration Rights Agreement dated as of November 22, 2004 by and among Herbst Gaming, Inc., the guarantors identified therein and Lehman Brothers, Inc.
4.4(7)	Indenture dated June 11, 2004 by and among Herbst Gaming, Inc., the guarantors identified therein and U.S. Bank National Association, as trustee, relating to 8 1/8% Senior Subordinated Notes due 2012.
4.5(1)	Indenture dated as of August 24, 2001 between Herbst Gaming, Inc., certain guarantors and The Bank of New York relating to Series A and Series B 10 3/4% Senior Secured Notes Due 2008.
4.6(2)	First Supplemental Indenture dated as of August 23, 2002 between Herbst Gaming, Inc., certain guarantors and The Bank of New York.
4.7(5)	Second Supplemental Indenture dated as of January 23, 2003 between Herbst Gaming, Inc., certain guarantors and The Bank of New York.
4.8(5)	Third Supplemental Indenture dated as of February 6, 2003 between Herbst Gaming, Inc., certain guarantors and The Bank of New York.
4.9(6)	Fourth Supplemental Indenture dated as of May 24, 2004 between Herbst Gaming, Inc., certain guarantors and The Bank of New York.
5.1*	Opinion of Gibson, Dunn & Crutcher LLP.
10.1(1)	Escrow Agreement dated August 24, 2001 among Herbst Gaming, Inc., E-T-T, Inc., Edward Herbst, Timothy Herbst and Troy Herbst and Wilmington FSB, as escrow agent, and The Bank of New York, as trustee.
10.2(1)	Hazardous Substances Indemnity Agreement dated August 24, 2001 by Herbst Gaming, Inc. and certain guarantors in favor of The Bank of New York, as trustee.
10.3(1)	Trademark License Agreement dated August 24, 2001 by and between Herbst Gaming, Inc. and Terrible Herbst, Inc.
10.4(1)	Security Agreement dated August 24, 2001, among Herbst Gaming, Inc., certain guarantors and The Bank of New York, as trustee.

10.5(2)	First Amendment to Security Agreement dated as of August 23, 2002 among Herbst Gaming, Inc. and its subsidiaries and The Bank of New York.
10.6(5)
Second Amendment to Security Agreement dated as of February 6, 2003 among Herbst Gaming, Inc. and its subsidiaries and The Bank of New York (included as part of the Third Supplemental Indenture at Exhibit 4.4).
10.7(1)	Collateral Assignment of Contracts and Documents dated August 24, 2001 by Herbst Gaming, Inc. and certain guarantors in favor of The Bank of New York, as trustee.
10.8(1)	Pledge and Security Agreement (Herbst Gaming, Inc.) dated August 24, 2001 by Herbst Gaming, Inc. in favor of The Bank of New York, as trustee.
10.9(1)	Pledge and Security Agreement (E-T-T, Inc.) dated August 24, 2001 by E-T-T, Inc. in favor of The Bank of New York, as trustee.
10.10(1)	Pledge and Security Agreement (Edward, Tim and Troy Herbst) dated August 24, 2001 by Edward J. Herbst, Timothy P. Herbst, and Troy D. Herbst in favor of The Bank of New York, as trustee.
10.11(1)
Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (4100 Paradise Road) dated August 24, 2001, and made by Flamingo Paradise Gaming, LLC to National Title Co., as trustee, for the benefit of The Bank of New York, as beneficiary.
10.12(2)	First Amendment to Deed of Trust dated as of August 23, 2002 among Flamingo Paradise Gaming, LLC and The Bank of New York.
10.13(5)	Second Amendment to Deed of Trust dated as of February 6, 2002 among Flamingo Paradise Gaming, LLC and The Bank of New York (included as part of the Third Supplemental Indenture at Exhibit 4.4).
10.14(1)
Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Terrible's Casino & Bowl) dated August 24, 2001, and made by Market Gaming, Inc. to National Title Co., as trustee, for the benefit of The Bank of New York, as beneficiary.
10.15(5)
First Amendment to Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Terrible's Casino & Bowl) dated February 6, 2003 (included as part of the Third Supplemental Indenture at Exhibit 4.4).
10.16(1)
Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (5870 S. Homestead Road) dated August 24, 2001, and made by E-T-T Enterprises L.L.C. to National Title Co., as trustee, for the benefit of The Bank of New York, as beneficiary.
10.17(5)
First Amendment to Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (5870 S. Homestead Road) dated February 6, 2003 (included as part of the Third Supplemental Indenture at Exhibit 4.4).
10.18(1)
Leasehold Deed of Trust, Security Agreement and Fixture Filing (Warehouse Property) dated August 24, 2001, and made by E-T-T Enterprises L.L.C. to National Title Co., as trustee, for the benefit of The Bank of New York, as neficiary.
10.19(5)	First Amendment to Leasehold Deed of Trust, Security Agreement and Fixture Filing (Warehouse Property) dated February 6, 2003 (included as part of the Third Supplemental Indenture at Exhibit 4.4).

10.20(1)
Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Terrible's Casino & Bowl) dated August 24, 2001, and made by Market Gaming, Inc. to National Title Co., as trustee, for the benefit of The Bank of New York, as beneficiary.
10.21(5)
First Amendment to Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Terrible's Casino & Bowl) dated February 6, 2003 (included as part of the Third Supplemental Indenture at Exhibit 4.4).
10.22(1)
Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (771 S. Nevada Highway) dated August 24, 2001, and made by E-T-T, Inc. to National Title Co., as trustee, for the benefit of The Bank of New York, as beneficiary.
10.23(5)
First Amendment to Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (771 S. Nevada Highway) dated February 6, 2003 (included as part of the Third Supplemental Indenture at Exhibit 4.4).
10.24(5)
Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Terrible's Searchlight Casino) dated February 7, 2003, and made by E-T-T, Inc. to National Title Co., as trustee, for the benefit of The Bank of New York, as beneficiary.
10.25++(7)	Gaming Devices License Agreement dated October 26, 2004 by and between The Vons Companies, Inc. and Market Gaming, Inc.
10.26+(1)	License Agreement (Gaming Devices) dated September 16, 1998 by and between Albertson's, Inc. and Cardivan Company.
10.27+(1)	Settlement Agreement dated November 18, 1999 among Cardivan Company, Corral United, Inc., Jackpot Enterprises Inc. and Albertson's Inc.
10.28+(1)	First Amendment to Settlement Agreement dated December 22, 1999 among Cardivan Company, Corral United, Inc., Jackpot Enterprises Inc. and Albertson's, Inc.
10.29+(1)	License Agreement dated April 24, 1997 between American Drug Stores, Inc. and Cardivan Company.
10.30+(1)	License Agreement dated April 24, 1997 between American Drug Stores, Inc. and Corral United, Inc.
10.31+(1)	License Agreement dated March 12, 1999 between Rite Aid Corporation and Cardivan Company.
10.32+(1)	First Amendment to Cardivan License Agreement dated March 27, 2000 between Rite Aid Corporation and Cardivan Company.
10.33+(1)	License Agreement dated March 12, 1999 between Rite Aid Corporation and Corral Coin, Inc.
10.34+(1)	First Amendment to Corral Coin License Agreement dated March 27, 2000 between Rite Aid Corporation and Corral Coin, Inc.
10.35+(1)	Gaming Devices License Agreement dated December 20, 1999 by and between Terrible Herbst, Inc. and E-T-T, Inc.
10.36(1)	Amendment to Gaming Device License Agreement dated May 2001 by and between E-T-T, Inc. and Terrible Herbst, Inc.

10.37+(1)	Agreement dated May 1, 1998 by and between Kmart Corporation and Cardivan Company.
10.38+(1)	License Agreement dated April 24, 1997 between Lucky Stores, Inc. and Cardivan Company.
10.39+(5)	Lease and Sublease Agreement dated July 28, 1993, by and between Smith's Food & Drug Centers, Inc. and Anchor Coin, as amended.
10.40(5)	Hold Harmless Agreement dated as of September 2, 1993 executed by Anchor Coin in favor of Smith's Food & Drug Centers, Inc.
10.41+(5)	Letter Agreement and Consent to Assignment dated January 16, 2003.
10.42(1)	Lease Agreement dated July 1, 1997 by and between The Herbst Family Limited Partnership II and E-T-T Enterprises, L.L.C.
10.43(1)	Lease Agreement dated July 1, 1996 by and between The Herbst Family Limited Partnership and E-T-T, Inc.
10.44(1)	Lease extension dated April 30, 2001 between The Herbst Family Limited Partnership and E-T-T, Inc.
10.45(1)	Lease dated September 3, 1993 between The 1993 Samuel Josephson Revocable Family Trust and Phoenix Associates.
10.46(1)	Agreement for Sale dated August 1, 1995 between Phoenix Associates and Market Gaming, Inc.
10.47(5)	Lease Agreement dated November 27, 2002 by and between Herbst Grandchildren's Trust and Herbst Gaming, Inc.
10.48(5)	Lease dated June 2002 by and between Centennial Acquisitions, LLC and Terrible Herbst, Inc.
10.49(5)	Amendment to Lease dated July 30, 2002 by and between Centennial Acquisitions, LLC and Terrible Herbst, Inc.
10.50(5)	Lease Agreement dated July 1, 2002 by and between Terrible Herbst, Inc. and E-T-T, Inc.
10.51(1)	Employment Agreement with Edward J. Herbst dated August 1, 2001.
10.52(1)	Employment Agreement with Mary E. Higgins dated August 1, 2001.
10.53(1)	Form of Executive Compensation and Bonus Plan.
10.56(5)	Code of Ethics.
10.57*	Purchase Agreement dated as of November 5, 2004 by and among Herbst Gaming, Inc., the guarantors identified therein and Lehman Brothers Inc.
10.58(7)	Amended and Restated Credit Agreement dated as of October 8, 2004 by and among Herbst Gaming, Inc., Bank of America, N.A., as administrative agent and the other lending parties thereto.
10.59(7)	Security Agreement dated as of June 10, 2004 by and among Herbst Gaming, Inc, the grantors identified therein and Bank of America, N.A.

10.60(7)
Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Las Vegas Hotel/Casino Facility) dated June 10, 2004, and made by Flamingo Paradise Gaming, LLC to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.61(7)
Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Henderson Facility) dated June 10, 2004, and made by Market Gaming, Inc. to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.62(7)
Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Terrible's Lakeside Casino) dated June 10, 2004, and made by E-T-T Enterprises L.L.C. to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.63(7)
Leasehold Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Russell Avenue Sublease) dated June 10, 2004, and made by E-T-T, Inc. to PRLAP, Inc., as trustee, for the benefit of Bank of America, .A., as beneficiary.
10.64(7)
Leasehold Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Russell Avenue Lease) dated June 10, 2004, and made by E-T-T Enterprises L.L.C. to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.65(7)
Leasehold Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Terrible Lakeside Casino) dated June 10, 2004, and made by E-T-T, Inc. to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.66(7)
Leasehold Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Terrible's Town Pahrump) dated June 10, 2004, and made by E-T-T, Inc. to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.67(7)
Leasehold Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Searchlight, Nevada Casino) dated June 10, 2004, and made by E-T-T, Inc. to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.68(7)
Leasehold Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Henderson Facility) dated June 10, 2004, and made by Market Gaming, Inc. to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.69(7)
Leasehold Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Training Center Lease) dated June 10, 2004, and made by Herbst Gaming, Inc. to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.70(7)	Guaranty, dated June 10, 2004, made by Flamingo Paradise Gaming, LLC in favor of Bank of America, N.A., for the benefit of each lender party to the Credit Agreement.
10.71(7)	Guaranty, dated June 10, 2004, made by Market Gaming, Inc. in favor of Bank of America, N.A., for the benefit of each lender party to the Credit Agreement.
10.72(7)	Guaranty, dated June 10, 2004, made by E-T-T, Inc. in favor of Bank of America, N.A., for the benefit of each lender party to the Credit Agreement.
10.73(7)	Guaranty, dated June 10, 2004, made by E-T-T Enterprises L.L.C. in favor of Bank of America, N.A., for the benefit of each lender party to the Credit Agreement.
10.74(7)
Guaranty, dated June 10, 2004, made by Cardivan Company, Corral Coin, Inc., and Corral Country Coin, Inc. in favor of Bank of America, N.A., for the benefit of each lender party to the Credit Agreement.

10.75(7)	Form of Term Note, dated June 10, 2004, made by Herbst Gaming, Inc. to lenders with respect to the term commitments under the Credit Agreement.
10.76(7)	Form of Swing Line Note, dated June 10, 2004, made by Herbst Gaming, Inc. to lenders with respect to swing line loans made under the Credit Agreement.
10.77(7)	Form of Revolving Note, dated June 10, 2004, made by Herbst Gaming, Inc. to lenders with respect to the revolving commitment under the Credit Agreement.
10.79(7)	Deposit Escrow Agreement, dated July 20, 2004, made by and between Mark Twain Casino, L.L.C., Herbst Gaming, Inc. and Lawyers Title of Arizona.
10.81(7)	Deposit Escrow Agreement, dated July 20, 2004, made by and between St. Joseph Riverboat Partners, Herbst Gaming, Inc. and Lawyers Title of Arizona.
10.83(7)	Deposit Escrow Agreement, dated July 20, 2004, made by Southern Iowa Gaming Company, Herbst Gaming, Inc. and Lawyers Title of Arizona.
10.84(7)
Form of Indemnity Escrow Agreement dated July 2004, made by and between Southern Iowa Gaming Company, St. Joseph Riverboat Partners, Mark Twain Casino, L.L.C., Herbst Gaming, Inc. and Lawyers Title of Arizona.
10.85(9)	Term Joinder Agreement dated as of January 31, 2005, among Herbst Gaming, Inc., Bank of America, N.A., as administrative agent and the other lending parties thereto.
10.86(9)
Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Buchanan County, MO) dated January 31, 2005, and made by HGI—St. Jo to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.87(9)
Fee and Leasehold Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Lewis County, MO) dated January 31, 2005, and made by HGI—Mark Twin to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.88(9)
Mortgage, Assignment of Rents and Fixture Filing (Clarke County, IA) dated January 31, 2005, and made by HGI—Lakeside to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.89(9)
First Amendment to Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Las Vegas Hotel/Casino Facility) dated January 31, 2005, and made by Flamingo Paradise Gaming, LLC to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.90(9)
First Amendment to Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Terrible's Lakeside Casino) dated January 31, 2005, and made by E-T-T Enterprises L.L.C. to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.91(9)
First Amendment to Leasehold Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Russell Avenue Sublease) dated January 31, 2005, and made by E-T-T, Inc. to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.92(9)
First Amendment to Leasehold Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Russell Avenue Lease) dated January 31, 2005, and made by E-T-T Enterprises L.L.C. to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.

10.93(9)
First Amendment to Leasehold Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Terrible Lakeside Casino) dated January 31, 2005, and made by E-T-T, Inc. to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.94(9)
First Amendment to Leasehold Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Terrible's Town Pahrump) dated January 31, 2005, and made by E-T-T, Inc. to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.95(9)
First Amendment to Leasehold Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Searchlight, Nevada Casino) dated January 31, 2005, and made by E-T-T, Inc. to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.96(9)
First Amendment to Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Henderson Facility) dated January 31, 2005, and made by Market Gaming, Inc. to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.97(9)
First Amendment to Leasehold Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (Training Center Lease) dated January 31, 2005, and made by Herbst Gaming, Inc. to PRLAP, Inc., as trustee, for the benefit of Bank of America, N.A., as beneficiary.
10.98**	Memorandum of Lease dated September 11, 2000 between the City of LaGrange, Missouri and Mark Twain Casino, L.L.C.
10.99**	Master Real Estate Transfer, Franchise and Lease Agreement dated 2003 by and between the City of LaGrange, Missouri and Mark Twain Casino, LLC
10.100**	Lease Agreement dated September 17, 1993 by and between the City of St. Joseph, Missouri, the County of Buchanan by and through the County Commission of said county, and St. Joseph Riverboat Partners
10.101**	Agreement and Lease dated August 19, 1997 by and between the City of Osceola, Iowa, the Osceola Water Works Board of Trustees, and Southern Iowa Gaming Co.
10.102**	Amendment to Agreement and Lease dated March 17, 1998 by and between the City of Osceola, Iowa, the Osceola Water Works Board of Trustees, and Southern Iowa Gaming Co.
10.103**	Second Amendment to Agreement and Lease dated March 1999 by and between the City of Osceola, the Osceola Water Works Board of Trustees, and Southern Iowa Gaming Company
10.104**
Third Amendment to Agreement and Lease dated September 2004 by and among the City of Osceola, Iowa, the Osceola Water Works Board of Trustees, Southern Iowa Gaming Co., and Herbst Gaming, Inc. or HGI-Lakeside, Inc.
10.105**
Agreement dated September 30, 2004 by and among the City of Osceola, Iowa, the Osceola Water Works Board of Trustees, Clarke County Development Corporation, Southern Iowa Gaming Co. and Herbst Gaming, Inc. or HGI-Lakeside, Inc.
12.1(9)	Computation of Ratio of Earnings to Fixed Charges.
21.1*	Subsidiaries of Herbst Gaming, Inc.

23.1*	Consent of Deloitte & Touche LLP for Herbst Gaming, Inc.
23.2*	Consent of Clifton Gunderson LLP for Mark Twain Casino, L.L.C.
23.3*	Consent of Clifton Gunderson LLP for St. Joseph Riverboat Partners.
23.4*	Consent of Clifton Gunderson LLP for Southern Iowa Gaming Company.
23.5*	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).
25.1*	T-1 Statement of Eligibility of U.S. Bank National Association, as Trustee.
99.1*	Form of Letter of Transmittal.
99.2*	Form of Notice of Guaranteed Delivery.
99.3*	Form of Letter to Clients.
99.4*	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.

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Confidential Treatment for a portion of this document has been granted pursuant to Rule 406 under the Securities Act. The omitted portions have been separately filed with the Commission.

++
Confidential Treatment for a portion of this document has been requested pursuant to Rule 406 under the Securities Act. The omitted portions have been separately filed with the Commission.

(1)
Incorporated herein by reference from our registration statement on Form S-4 (SEC No. 333-71094), Part II, Item 21.

(2)
Incorporated herein by reference from our quarterly report on Form 10-Q filed with the SEC on November 14, 2002.

(3)
Incorporated herein by reference from our annual report on Form 10-K/A filed with the SEC on April 9, 2002.

(4)
Incorporated herein by reference from our current report on Form 8-K filed with the SEC on March 10, 2003.

(5)
Incorporated herein by reference from our annual report on Form 10-K filed with the SEC on March 24, 2003.

(6)
Incorporated herein by reference from our annual report on Form 10-K/A filed with the SEC on May 20, 2004.

(7)
Incorporated herein by reference from our registration statement on Form S-4 (SEC No. 333-118068-05).

(8)
Incorporated herein by reference from our current report on Form 8-K filed with the SEC on November 23, 2004.

(9)
Incorporated herein by reference from our annual report on Form 10-K filed with the SEC on March 30, 2004.

*
Previously filed.

**
Filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrants have duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, hereunto authorized, in the city of Las Vegas, state of Nevada, on May 16, 2005.

HERBST GAMING, INC.
By:	/s/ EDWARD J. HERBST
Name:	Edward J. Herbst
Title:	Chairman of the Board, Chief Executive Officer and President

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE DATES INDICATED.

Name	Title	Date

/s/ EDWARD J. HERBST Edward J. Herbst	Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)	May 16, 2005
/s/ MARY E. HIGGINS Mary E. Higgins	Chief Financial Officer (Principal Financial and Accounting Officer)	May 16, 2005
/s/ TIMOTHY P. HERBST Timothy P. Herbst	Executive Vice President and Director	May 16, 2005
/s/ TROY D. HERBST Troy D. Herbst	Executive Vice President, Secretary, Treasurer and Director	May 16, 2005
/s/ JOHN N. BREWER* John N. Brewer	Director	May 16, 2005
/s/ JOHN F. O'REILLY* John F. O'Reilly	Director	May 16, 2005
*By:	/s/ EDWARD J. HERBST Edward J. Herbst (Attorney-in-Fact)

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrants have duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, hereunto authorized, in the city of Las Vegas, state of Nevada, on May 16, 2005.

CARDIVAN COMPANY
By:	/s/ EDWARD J. HERBST
Name:	Edward J. Herbst
Title:	Chairman of the Board, Chief Executive Officer and President

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE DATES INDICATED.

Name	Title	Date

/s/ EDWARD J. HERBST Edward J. Herbst	Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)	May 16, 2005
/s/ MARY E. HIGGINS Mary E. Higgins	Chief Financial Officer (Principal Financial and Accounting Officer)	May 16, 2005
/s/ TIMOTHY P. HERBST Timothy P. Herbst	Executive Vice President and Director	May 16, 2005
/s/ TROY D. HERBST Troy D. Herbst	Executive Vice President, Secretary, Treasurer and Director	May 16, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrants have duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, hereunto authorized, in the city of Las Vegas, state of Nevada, on May 16, 2005.

CORRAL COIN, INC.
By:	/s/ EDWARD J. HERBST
Name:	Edward J. Herbst
Title:	Chairman of the Board, Chief Executive Officer and President

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE DATES INDICATED.

Name	Title	Date

/s/ EDWARD J. HERBST Edward J. Herbst	Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)	May 16, 2005
/s/ MARY E. HIGGINS Mary E. Higgins	Chief Financial Officer (Principal Financial and Accounting Officer)	May 16, 2005
/s/ TIMOTHY P. HERBST Timothy P. Herbst	Executive Vice President and Director	May 16, 2005
/s/ TROY D. HERBST Troy D. Herbst	Executive Vice President, Secretary, Treasurer and Director	May 16, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrants have duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, hereunto authorized, in the city of Las Vegas, state of Nevada, on May 16, 2005.

CORRAL COUNTRY COIN, INC.
By:	/s/ EDWARD J. HERBST
Name:	Edward J. Herbst
Title:	Chairman of the Board, Chief Executive Officer and President

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE DATES INDICATED.

Name	Title	Date

/s/ EDWARD J. HERBST Edward J. Herbst	Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)	May 16, 2005
/s/ MARY E. HIGGINS Mary E. Higgins	Chief Financial Officer (Principal Financial and Accounting Officer)	May 16, 2005
/s/ TIMOTHY P. HERBST Timothy P. Herbst	Executive Vice President and Director	May 16, 2005
/s/ TROY D. HERBST Troy D. Herbst	Executive Vice President, Secretary, Treasurer and Director	May 16, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrants have duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, hereunto authorized, in the city of Las Vegas, state of Nevada, on May 16, 2005.

E-T-T ENTERPRISES L.L.C.
By:	/s/ EDWARD J. HERBST
Name:	Edward J. Herbst
Title:	Managing Member

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE DATES INDICATED.

Name	Title	Date

/s/ EDWARD J. HERBST Edward J. Herbst	Managing Member (Principal Executive Officer)	May 16, 2005
/s/ MARY E. HIGGINS Mary E. Higgins	Chief Financial Officer (Principal Financial and Accounting Officer)	May 16, 2005
/s/ TIMOTHY P. HERBST Timothy P. Herbst	Member	May 16, 2005
/s/ TROY D. HERBST Troy D. Herbst	Member	May 16, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrants have duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, hereunto authorized, in the city of Las Vegas, state of Nevada, on May 16, 2005.

E-T-T, INC.
By:	/s/ EDWARD J. HERBST
Name:	Edward J. Herbst
Title:	Chairman of the Board, Chief Executive Officer and President

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE DATES INDICATED.

Name	Title	Date

/s/ EDWARD J. HERBST Edward J. Herbst	Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)	May 16, 2005
/s/ MARY E. HIGGINS Mary E. Higgins	Chief Financial Officer (Principal Financial and Accounting Officer)	May 16, 2005
/s/ TIMOTHY P. HERBST Timothy P. Herbst	Executive Vice President and Director	May 16, 2005
/s/ TROY D. HERBST Troy D. Herbst	Executive Vice President, Secretary, Treasurer and Director	May 16, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrants have duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, hereunto authorized, in the city of Las Vegas, state of Nevada, on May 16, 2005.

FLAMINGO PARADISE GAMING, LLC
By:	/s/ EDWARD J. HERBST
Name:	Edward J. Herbst
Title:	Managing Member

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE DATES INDICATED.

Name	Title	Date

/s/ EDWARD J. HERBST Edward J. Herbst	Managing Member (Principal Executive Officer)	May 16, 2005
/s/ MARY E. HIGGINS Mary E. Higgins	Chief Financial Officer (Principal Financial and Accounting Officer)	May 16, 2005
/s/ TIMOTHY P. HERBST Timothy P. Herbst	Member	May 16, 2005
/s/ TROY D. HERBST Troy D. Herbst	Member	May 16, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrants have duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, hereunto authorized, in the city of Las Vegas, state of Nevada, on May 16, 2005.

MARKET GAMING, INC.
By:	/s/ EDWARD J. HERBST
Name:	Edward J. Herbst
Title:	Chairman of the Board, Chief Executive Officer and President

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE DATES INDICATED.

Name	Title	Date

/s/ EDWARD J. HERBST Edward J. Herbst	Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)	May 16, 2005
/s/ MARY E. HIGGINS Mary E. Higgins	Chief Financial Officer (Principal Financial and Accounting Officer)	May 16, 2005
/s/ TIMOTHY P. HERBST Timothy P. Herbst	Executive Vice President and Director	May 16, 2005
/s/ TROY D. HERBST Troy D. Herbst	Executive Vice President, Secretary, Treasurer and Director	May 16, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrants have duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, hereunto authorized, in the city of Las Vegas, state of Nevada, on May 16, 2005.

HGI-ST. JO
By:	/s/ EDWARD J. HERBST
Name:	Edward J. Herbst
Title:	Chairman of the Board, Chief Executive Officer and President

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE DATES INDICATED.

Name	Title	Date

/s/ EDWARD J. HERBST Edward J. Herbst	Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)	May 16, 2005
/s/ MARY E. HIGGINS Mary E. Higgins	Chief Financial Officer (Principal Financial and Accounting Officer)	May 16, 2005
/s/ TIMOTHY P. HERBST Timothy P. Herbst	Executive Vice President and Director	May 16, 2005
/s/ TROY D. HERBST Troy D. Herbst	Executive Vice President, Secretary, Treasurer and Director	May 16, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrants have duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, hereunto authorized, in the city of Las Vegas, state of Nevada, on May 16, 2005.

HGI-MARK TWAIN
By:	/s/ EDWARD J. HERBST
Name:	Edward J. Herbst
Title:	Chairman of the Board, Chief Executive Officer and President

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE DATES INDICATED.

Name	Title	Date

/s/ EDWARD J. HERBST Edward J. Herbst	Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)	May 16, 2005
/s/ MARY E. HIGGINS Mary E. Higgins	Chief Financial Officer (Principal Financial and Accounting Officer)	May 16, 2005
/s/ TIMOTHY P. HERBST Timothy P. Herbst	Executive Vice President and Director	May 16, 2005
/s/ TROY D. HERBST Troy D. Herbst	Executive Vice President, Secretary, Treasurer and Director	May 16, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrants have duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, hereunto authorized, in the city of Las Vegas, state of Nevada, on May 16, 2005

HGI-LAKESIDE
By:	/s/ EDWARD J. HERBST
Name:	Edward J. Herbst
Title:	Chairman of the Board, Chief Executive Officer and President

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE DATES INDICATED.

Name	Title	Date

/s/ EDWARD J. HERBST Edward J. Herbst	Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)	May 16, 2005
/s/ MARY E. HIGGINS Mary E. Higgins	Chief Financial Officer (Principal Financial and Accounting Officer)	May 16, 2005
/s/ TIMOTHY P. HERBST Timothy P. Herbst	Executive Vice President and Director	May 16, 2005
/s/ TROY D. HERBST Troy D. Herbst	Executive Vice President, Secretary, Treasurer and Director	May 16, 2005

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